                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                         [X]

Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

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[ ]      Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                                EQ ADVISORS TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

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                was determined):

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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)    Amount Previously Paid:

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


                                EQ ADVISORS TRUST

  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF EQ/SMALL COMPANY INDEX PORTFOLIO
                          SCHEDULED FOR APRIL 29, 2003


Dear Equitable Client:

The net premiums or contributions you paid under your variable life insurance policy or variable annuity contract or certificate ("Contract") issued by The Equitable Life Assurance Society of the United States ("Equitable") have been allocated at your direction to the investment divisions of a separate account or accounts of Equitable ("Separate Accounts"). The Separate Account divisions invest in corresponding series of the EQ Advisors Trust ("Trust"). As an owner ("Contractowner") of a Contract with premiums or contributions allocated to EQ/Small Company Index Portfolio ("Small Company Index Portfolio") as of the close of business on March 6, 2003 ("Record Date"), you are entitled to instruct Equitable, as the sole shareholder of record of all of the shares issued by Small Company Index Portfolio that are held in investment divisions of each Separate Account, as to how it should vote on proposals to be considered at a special meeting of shareholders of the Small Company Index Portfolio of the Trust ("Special Meeting").

The Special Meeting is scheduled to be held on April 29, 2003 at 10:00 a.m., Eastern time, at 1290 Avenue of the Americas, New York, New York 10104. Contractowners will be asked to provide Equitable with voting instructions on the following proposals:

1. To approve a new advisory agreement between Equitable and Alliance Capital Management L.P. with respect to the Small Company Index Portfolio; and

2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

You should read both the information statement of Equitable and the proxy statement of the Trust, attached to this notice, prior to completing your voting instruction card. If you have any questions about the proposals or the voting instruction card, please call ______________.

IT IS VERY IMPORTANT THAT YOUR CONTRACT BE REPRESENTED. PLEASE MARK YOUR VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD; THEN, SIGN, DATE AND MAIL THE VOTING INSTRUCTION CARD PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF YOU MAIL YOUR VOTING INSTRUCTION CARD IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL HELP AVOID THE UNNECESSARY EXPENSE OF A FURTHER SOLICITATION OF VOTING INSTRUCTIONS. YOU ALSO MAY PROVIDE VOTING INSTRUCTIONS BY PHONE AT (866) 241-6192, BY FAX AT (888) 796-9932, OR BY INTERNET AT OUR WEBSITE AT HTTPS://VOTE.PROXY-DIRECT.COM.

Thank you for participating in this important process.

                                                  Sincerely,

                                                  Peter D. Noris
                                                  Chairman


New York, New York
March ___, 2003

                                EQ ADVISORS TRUST

                              INFORMATION STATEMENT
               REGARDING A SPECIAL MEETING OF SHAREHOLDERS OF THE
              EQ/SMALL COMPANY INDEX PORTFOLIO OF EQ ADVISORS TRUST
                          TO BE HELD ON APRIL 29, 2003

                                 MARCH ___, 2003

This information statement is furnished by The Equitable Life Assurance Society of the United States ("Equitable"), a New York stock life insurance company, to owners ("Contractowners") of its variable life insurance policies and variable annuity contracts or certificates ("Contracts") who had net premiums or contributions allocated to the investment divisions of Equitable's separate accounts ("Separate Accounts") that are invested in shares of EQ/Small Company Index Portfolio ("Small Company Index Portfolio"), a separate series of EQ Advisors Trust ("Trust"), as of March 6, 2003 ("Record Date"). Equitable is required to offer Contractowners the opportunity to instruct Equitable, as the owner of all the shares of Small Company Index Portfolio held by the Separate Accounts, as to how it should vote on the proposal being considered at the special meeting of shareholders of Small Company Index Portfolio to be held on April 29, 2003 at 10:00 a.m., Eastern time, at 1290 Avenue of the Americas, New York, New York 10104, and at any adjournments thereof ("Special Meeting"). The enclosed proxy statement, which you should retain for future reference, sets forth concisely information about the proposal that a Contractowner should know before completing the enclosed voting instruction card. This information statement and the accompanying notice, proxy statement and voting instruction card are being mailed to Contractowners on or about [March 25], 2003.

Equitable is seeking Contractowners' approval of a new advisory agreement ("New Agreement") between Equitable and Alliance Capital Management, L.P. ("Alliance Capital"), an affiliate of Equitable, with respect to Small Company Index Portfolio. Alliance Capital currently serves as adviser to Small Company Index Portfolio under an interim agreement ("Interim Agreement") that will soon expire. The board of trustees ("Board") of the Trust approved the Interim Agreement after Small Company Index Portfolio's previous investment adviser, Deutsche Asset Management, Inc. ("Deutsche"), announced that it was exiting the business of index asset management by selling its index asset management unit. Upon the sale of Deutsche's index asset management unit, the advisory agreement between Equitable and Deutsche ("Old Agreement") would have terminated automatically by its own terms.

If Contractowners approve the proposal:

         o Alliance Capital will continue to manage the day-to-day investment of Small Company Index Portfolio's assets, consistent with Small Company Index Portfolio's investment objectives and strategies. Alliance Capital's duties and responsibilities under the New Agreement are substantially similar to its duties and responsibilities under the Interim Agreement and to Deutsche's duties and responsibilities under the Old Agreement.

         o The management and advisory fees applicable to Small Company Index Portfolio will not change.

         o    The New Agreement will take effect on May 1, 2003.

If Contractowners do not approve the New Agreement, the Interim Agreement will remain in effect and the Board and Equitable will consider other options.

The Board, including the trustees who are not affiliated with Equitable or Alliance, carefully reviewed the terms and conditions of the New Agreement and unanimously recommends that you vote "for" the proposal.

                            HOW TO INSTRUCT EQUITABLE

Your vote is important. To instruct Equitable as to how to vote the shares of Small Company Index Portfolio, you are asked to mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card promptly in the accompanying postage-paid envelope. You also may provide voting instructions by phone at (866) 241-6192, by fax at (888) 796-9932 or by Internet at our website at https://vote.proxy-direct.com.


                             HOW EQUITABLE WILL VOTE

Equitable will vote the shares for which Equitable receives timely voting instructions from Contractowners in accordance with those instructions. Equitable will vote shares for which it receives no timely voting instructions from Contractowners "for" or "against" approval of the proposal, or as an abstention, in the same proportion as the shares for which Contractowners have provided voting instructions to Equitable. Equitable will vote shares attributable to Contracts for which Equitable is the Contractowner "for" the proposal.


                                  OTHER MATTERS

Equitable is not aware of any matters, other than the specified proposal, to be acted on at the Special Meeting. If any other matters come before the Special Meeting, Equitable will vote the shares upon such matters in its discretion.

FOR MORE INFORMATION ABOUT VOTING AND THE CONDUCT OF THE SPECIAL MEETING, REFER TO "INFORMATION ABOUT VOTING AND THE SPECIAL MEETING" IN THE ENCLOSED PROXY STATEMENT.



                                               Patricia Louie
                                               Vice President and Secretary

                                EQ ADVISORS TRUST
                           1290 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10104
                                 (212) 554-1234

                     --------------------------------------
                                 PROXY STATEMENT
                     --------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                     OF THE EQ/SMALL COMPANY INDEX PORTFOLIO
                          TO BE HELD ON APRIL 29, 2003

                                  INTRODUCTION

EQ Advisors Trust, a registered investment company ("Trust"), serves as an investment vehicle for use in connection with variable life insurance contracts and variable annuity certificates and contracts ("Contracts") issued by The Equitable Life Assurance Society of the United States, a New York stock life insurance company ("Equitable" or the "Shareholder"). Equitable holds Trust shares in separate accounts ("Separate Accounts") in which contributions and premiums received under the Contracts are initially invested; these separate accounts in turn purchase Trust shares, as described in the Trust's prospectus. Owners of Contracts ("Contractowners") with amounts allocated to the Trust's EQ/Small Company Index Portfolio ("Small Company Index Portfolio") as of March 6, 2003 ("Record Date") are being provided the opportunity to instruct the Shareholder as to how it should vote on the proposal being considered at the Special Meeting of Shareholder of Small Company Index Portfolio to be held on April 29, 2003 at 10:00 a.m., Eastern time, at 1290 Avenue of the Americas, New York, New York 10104, and at any adjournments thereof ("Special Meeting"). The Trust expects that this proxy statement, as well as the accompanying notice, information statement and voting instruction card, will be mailed to Contractowners by Equitable on or about [March 25], 2003.

As described more fully in this proxy statement, the purpose of the Special Meeting is to vote on the proposal to approve a new advisory agreement between Equitable and Alliance Capital Management, L.P. ("Alliance Capital"), an affiliate of Equitable, with respect to Small Company Index Portfolio.

Equitable serves as the Trust's manager and administrator. Equitable is a wholly-owned subsidiary of AXA Financial, Inc., itself a wholly-owned subsidiary of AXA, a French insurance holding company. AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"), each of which is an indirect wholly-owned subsidiary of Equitable, serve as the Trust's distributors. The principal business offices of Equitable, AXA Advisors and AXA Distributors are located at 1290 Avenue of the Americas, New York, New York 10104.

The Trust's annual report for the fiscal year ended December 31, 2002, including audited financial statements, has been mailed to Contractowners. Contractowners may obtain a free copy of the Trust's most recent annual and semi-annual reports by calling the Trust toll-free at (800) 528-0204 or by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

                                   PROPOSAL 1

                     APPROVAL OF NEW SUB-ADVISORY AGREEMENT
                     BETWEEN EQUITABLE AND ALLIANCE CAPITAL


BACKGROUND INFORMATION

Prior to January 2, 2003, Deutsche Asset Management, Inc. ("Deutsche") served as adviser to Small Company Index Portfolio pursuant to an advisory agreement between Equitable and Deutsche (the "Old Agreement"). Following Deutsche's announcement that it was selling its unit dedicated to index asset management, at a meeting held on December 6, 2002, the Trust's board of trustees ("Board"), including a majority of the trustees who are not "interested persons" of Small Company Index Portfolio (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act")) (the "Independent Trustees"), voted to approve an interim advisory agreement between the Manager and Alliance Capital (the "Interim Agreement") to take effect January 2, 2003. Upon the sale of Deutsche's index asset management unit, the Old Agreement would have terminated automatically by its own terms. The Interim Agreement was implemented without Contractowner approval in accordance with Rule 15a-4 under the 1940 Act. The Old Agreement and the Interim Agreement are substantially similar, except with respect to terms and conditions prescribed by Rule 15a-4 regarding duration and termination. Pursuant to Rule 15a-4, the Interim Agreement will terminate 150 days after the date on which the Old Agreement terminated.

Section 15(a) of the 1940 Act requires that shareholders approve all investment advisory agreements. The Securities and Exchange Commission ("SEC") has granted a conditional exemption from this requirement to the Trust and the Manager that permits the Manager, subject to approval of the Board, to appoint, dismiss and replace advisers and amend investment advisory agreements without obtaining shareholder approval. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" (as that term is defined in Section 2(a)(3) of the 1940 Act), such as Alliance Capital, without shareholder approval of the investment advisory agreement, including any compensation payable thereunder. Because the Manager proposes to appoint Alliance Capital as the adviser to the Small Company Index Portfolio, the Board is requesting shareholder approval of a new advisory agreement between the Manager and Alliance Capital (the "New Agreement").

The compensation earned by Alliance Capital under the Interim Agreement is held in an interest-bearing escrow account. If Contractowners approve the New Agreement, the amount in the escrow account (including interest earned) will be paid to Alliance Capital. If, however, Contractowners do not approve the New Agreement, Alliance Capital will be paid, out of the escrow account, the lesser of (1) any costs incurred in serving as Small Company Index Portfolio's investment adviser (plus interest earned) or (2) the total amount in the escrow account (plus interest earned).

If approved by Contractowners, the New Agreement will take effect on May 1, 2003. However, if Contractowners do not approve the New Agreement, the Interim Agreement will remain in effect for 150 days from the date on which the Old Agreement terminated. In such event, the Board and Equitable will consider appropriate alternative actions.

THE NEW AGREEMENT

Under the New Agreement, the Manager will continue to employ the current adviser, Alliance Capital, to manage the day-to-day investment of Small Company Index Portfolio's assets, consistent with Small Company Index Portfolio's investment objectives and strategies. Alliance Capital will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities for which it is responsible, subject to the supervision and monitoring of the Manager and the oversight of the Board. For these services, the Manager, and not Small Company Index Portfolio, will pay Alliance Capital an annual fee of 0.05% of the Portfolio's average daily net assets.

If approved by Contractowners, the New Agreement will take effect on May 1, 2003 and will remain in effect for an initial two-year period. Thereafter, the New Agreement would continue automatically for successive years, provided that it is specifically approved at least annually by a vote of a majority of the Board, including a majority of the Independent Trustees. Small Company Index Portfolio may terminate the New Agreement, without penalty, by vote of a majority of the Board, including a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of Small Company Index Portfolio (as defined in the 1940 Act), on 60 days' written notice to the Manager and Alliance Capital. The Manager or Alliance Capital may terminate the New Agreement at any time, without penalty, on 60 days' written notice to the other party. The New Agreement will terminate automatically in the event of its assignment.

Any description of the New Agreement set forth in this proxy statement is qualified in its entirety by the New Agreement, a form of which is attached to this proxy statement as Appendix A.

COMPARISON OF THE OLD AGREEMENT AND THE NEW AGREEMENT

The Old Agreement and the New Agreement are substantially similar. Under the New Agreement, Small Company Index Portfolio will continue to receive the same services it received under the Old Agreement. Both the Old Agreement and the New Agreement provide that the investment adviser, subject to the supervision of the Manager and the oversight of the Board, is responsible for making investment decisions on behalf of Small Company Index Portfolio, placing all orders for the purchase and sale of investments for the Portfolio with brokers or dealers selected by the investment adviser or Equitable, and performing certain limited administrative functions. For these services, the Manager pays the investment adviser an advisory fee out of the management fee it receives from Small Company Index Portfolio. The advisory fee payable to Alliance Capital under the New Agreement is the same as the advisory fee currently paid to Alliance Capital under the Interim Agreement and previously paid to Deutsche under the Old Agreement, an annual rate of 0.05% of Small Company Index Portfolio's average daily net assets. The overall management fee paid to Equitable by Small Company Index Portfolio will remain the same.

The initial term of the Old Agreement was two years and the initial term of the New Agreement is two years. Each Agreement continues for successive one-year terms, provided that such continuance is approved at least annually either by the Board or by the vote of a majority of outstanding shares of Small Company Index Portfolio. Both the Old Agreement and the New Agreement may be terminated by the Board, including a majority of the Independent Trustees, or by the vote of a majority of Small Company Index Portfolio's outstanding shares on 60 days' written notice to the Manager and Alliance Capital. The Manager or the investment adviser may terminate the Old Agreement or the New Agreement on 60 days' written notice to the other party.

The Old Agreement and the New Agreement each provide that the investment adviser and its directors, officers or employees will not be liable to the Manager for any loss suffered by the Manager resulting from the investment adviser's acts or omissions as adviser to Small Company Index Portfolio, except for losses to the Manager or the Trust resulting from willful misconduct, bad faith, gross negligence or reckless disregard of the investment adviser in the performance of its duties under the Agreement. In addition, the Old Agreement provides that the investment adviser and its directors, officers or employees will not be liable to the Manager or the Trust for any loss suffered as a consequence of any action or inaction of other service providers to the Trust in failing to observe the instructions of the investment adviser, provided such action or inaction of such other service providers to the Trust is not a result of the willful misconduct, bad faith, gross negligence or reckless disregard of the investment adviser in the performance of its duties under the Agreement. However, the New Agreement does not contain such a provision. The absence of this provision in the New Agreement is favorable to the Trust.

INFORMATION ABOUT ALLIANCE CAPITAL AND ITS PERSONNEL

Alliance Capital, an indirect wholly-owned subsidiary of Equitable, is a leading global investment management firm supervising client accounts with assets under management as of December 31, 2002, totaling approximately $387 billion. As of January 31, 2003, Alliance Capital had approximately $23 billion in index fund assets under management. Alliance Capital provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. Alliance Capital is located at 1345 Avenue of the Americas, New York, New York 10105.

Currently, Small Company Index Portfolio is managed by Judith DeVivo. It is anticipated that Ms. DeVivo will continue to serve in this capacity if the New Agreement is approved by Contractowners.

Ms. DeVivo is a Senior Vice President and Portfolio Manager and manages equity portfolios benchmarked to a variety of indices, including the S&P 500, S&P Midcap, S&P Small Cap and Russell 2000. Ms. DeVivo joined Alliance Capital in 1971 and has held a variety of positions throughout the firm. She also serves as the portfolio manager for the EQ/Equity 500 Index Portfolio.

Additional information about Alliance Capital is provided in Appendix B.

EVALUATION OF THE NEW AGREEMENT BY THE BOARD OF TRUSTEES

The Board, including the Independent Trustees, unanimously approved the New Agreement at a meeting held on March 5, 2003. In determining whether to approve the New Agreement and to recommend approval by Contractowners, the Board reviewed materials furnished by Equitable and Alliance Capital, including information regarding their respective affiliates, investment performance, personnel, operations and financial condition. The Board also reviewed information provided by Equitable and Alliance Capital relating to the nature, quality and extent of the services to be rendered by Alliance Capital under the New Agreement, Alliance Capital's experience managing assets in index funds, the fees payable to Alliance Capital under the New Agreement, and the terms of the New Agreement. In addition, the Board reviewed comparative information about Alliance Capital's advisory fees and those charged by other potential advisers. In particular, the Board considered the fact that Alliance Capital is an affiliate of the Manager. Thus, the portion of the management fee paid by the Manager to the Small Company Index Portfolio's adviser would be paid to its affiliate.

The Board considered the following factors, among others: (1) the investment advisory fees payable to Alliance Capital are fair and reasonable in light of the services expected to be provided and are comparable to fees paid by similar mutual funds; (2) the history, reputation, qualification and background of Alliance Capital and the credentials and investment experience of its personnel, especially those personnel that will provide services to Small Company Index Portfolio; (3) Alliance Capital's investment approach; (4) Alliance Capital's structure and its ability to provide services to Small Company Index Portfolio based on its financial condition as well as its performance record; (5) Alliance Capital's practices regarding the selection and compensation of brokers that execute portfolio transactions for Small Company Index Portfolio; and (6) the indirect costs and benefits of Alliance Capital serving as Small Company Index Portfolio's adviser.

After a full review of all pertinent factors with the assistance of legal counsel, the Board determined that the New Agreement would enable Small Company Index Portfolio to continue to receive high quality services at a cost that the Board deems appropriate, reasonable and in the best interests of Small Company Index Portfolio and Contractowners. Accordingly, the Board, including the Independent Trustees, unanimously approved the New Agreement and authorized its submission to Contractowners for their approval.

REQUIRED VOTE

Approval of this proposal will require the affirmative vote of a majority of the outstanding voting securities of Small Company Index Portfolio, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of Small Company Index Portfolio, or (2) 67% or more of the shares of Small Company Index Portfolio present at the Special Meeting if more than 50% of Small Company Index Portfolio's outstanding shares are present at the Special Meeting in person or by proxy. Abstentions will have the effect of a vote against this proposal. If the Shareholder does not approve the New Agreement, the Interim Agreement will remain in effect. In such event, the Board will take such further action as it deems to be in the best interests of Small Company Index Portfolio and the Contractowners.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT CONTRACTOWNERS VOTE "FOR" APPROVAL OF THE NEW AGREEMENT AS DESCRIBED UNDER PROPOSAL 1. IF EXECUTED BUT UNMARKED INSTRUCTIONS ARE RECEIVED, EQUITABLE WILL VOTE THOSE UNMARKED VOTING INSTRUCTIONS "FOR" PROPOSAL 1.


                  COMPENSATION OF EQUITABLE AND ITS AFFILIATES

Equitable and its affiliates receive compensation from Small Company Index Portfolio for providing services to the Portfolio that include management, advisory, distribution, brokerage, administration and transfer agent services. If Contractowners approve the New Agreement, these services will continue to be provided to Small Company Index Portfolio.

MANAGEMENT FEES

As investment manager of Small Company Index Portfolio, Equitable receives for its services a management fee of 0.25% annually of the average daily net assets of the Small Company Index Portfolio. Equitable has contractually agreed through April 30, 2004 to waive or limit its fees and to assume other expenses so that the total annual operating expenses of Small Company Index Portfolio (other than interest, taxes, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) are limited to 0.60% of the Portfolio's average daily net assets. For the fiscal year ended December 31, 2002, Small Company Index Portfolio paid Equitable management fees in the amount of $282,855.

ADVISORY FEES

As interim investment adviser of Small Company Index Portfolio, Alliance Capital, an affiliate of Equitable, receives for its services an advisory fee of 0.05% of the average daily net assets of the Small Company Index Portfolio. Equitable pays this fee out of the management fee it receives from Small Company Index Portfolio. During the period January 2, 2003 to January 31, 2003,
Alliance Capital received advisory fees of $4,354.

DISTRIBUTION FEES

During the fiscal year ended December 31, 2002, Small Company Index Portfolio paid AXA Advisors and AXA Distributors, affiliates of Equitable, distribution fees in the amount of $66,144 and $147,780, respectively.

BROKERAGE COMMISSIONS

To the extent permitted by law and in accordance with procedures established by the Board, the Trust may engage in brokerage transactions with (1) brokers that are affiliates of Equitable or an adviser to a series of the Trust ("Adviser"),
(2) brokers that are affiliates of such brokers, or (3) unaffiliated brokers who trade or clear through affiliates of Equitable and Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with brokers that are affiliates of Equitable and Advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Trust has received such exemptive relief. The Trust has adopted procedures, prescribed by the 1940 Act, that are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of Equitable and brokers that are affiliates of an Adviser to a series of the Trust for which that Adviser provides investment advice do not exceed the usual and customary broker's commission. In addition, the Trust will adhere to the requirements under the Securities Exchange Act of 1934, as amended, governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of Equitable and Advisers or their affiliates.

Sanford C. Bernstein & Co., LLC ("Sanford Bernstein") is an indirect wholly-owned subsidiary of Alliance Capital. As a result, Sanford Bernstein is considered an affiliate of Equitable under the 1940 Act. For the fiscal year ended December 31, 2002, Small Company Index Portfolio did not pay commissions to affiliated brokers.

ADMINISTRATION FEES

During the fiscal year ended December 31, 2002, Small Company Index Portfolio, a series of the Trust, paid Equitable administration fees in the amount of $52,170.

TRANSFER AGENT FEES

Equitable serves as the transfer agent and dividend disbursing agent for Small Company Index Portfolio. Equitable receives no compensation for providing such services to Small Company Index Portfolio.


                INFORMATION ABOUT VOTING AND THE SPECIAL MEETING


OWNERSHIP OF SHARES

As of the Record Date, there were ___ outstanding Class IA shares and ___ outstanding Class IB shares of the Small Company Index Portfolio issued and outstanding.

Equitable may be deemed to be a control person of the Trust by virtue of its direct or indirect ownership of approximately 100% of the Trust's shares as of the Record Date. [As of the Record Date, no Contractowner owned any Contracts entitling such person to give voting instructions with respect to more than 5% of the outstanding shares of the Small Company Index Portfolio.]

SOLICITATION OF PROXIES

Employees of Equitable or its subsidiaries as well as officers and agents of the Trust may solicit voting instruction cards. The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, personal interview by officers or agents of the Trust or the Internet. ALAMO direct ("Alamo") has been retained to assist with solicitation activities (including assembly and mailing of materials to Contractowners) in order to obtain the necessary representation at the Special Meeting. Contractowners can provide voting instructions: (1) by phone at (866) 241-6192, (2) by fax at (888) 796-9932, (3) by Internet at our website at https://vote.proxy-direct.com or
(4) by mail, with the enclosed voting instruction card.

VOTING AND TABULATION OF PROXIES

It is expected that the Shareholder will attend the Special Meeting in person or by proxy and will vote shares of the Trust held by it in accordance with voting instructions received from Contractowners and in accordance with voting procedures established by the Trust. Equitable will vote the shares for which it receives timely voting instructions from Contractowners in accordance with those instructions. Equitable will vote shares attributable to Contracts for which Equitable is the Contractowner "for" the proposal. Shares in each investment division of a Separate Account for which Equitable receives no timely voting instructions from Contractowners, or that are attributable to amounts retained by Equitable as surplus or seed money, will be voted by Equitable "for" or "against" approval of the proposal, or as an abstention, in the same proportion as the shares for which Contractowners (other than Equitable) have provided voting instructions to Equitable. If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, Equitable will treat it as an instruction to vote the shares "for" the proposal.

Each whole share of the Small Company Index Portfolio is entitled to one vote on the proposal and each fractional share is entitled to a proportionate fractional vote. The number of shares held in the investment division of each Separate Account corresponding to Small Company Index Portfolio for which a Contractowner may provide voting instructions was determined as of the Record Date by dividing
(1) a Contract's account value (minus any Contract indebtedness) allocable to that investment division of each Separate Account by (2) the net asset value of one share of Small Company Index Portfolio.

Votes cast by proxy or in person by Equitable at the Special Meeting will be counted by persons appointed as inspectors of election for the Special Meeting.

REVOCABILITY

At any time prior to the Shareholder's voting at the Special Meeting, a Contractowner may revoke his or her voting instruction card with respect to that investment division by written notice, or proper telephone, fax or Internet instructions to the secretary of the Trust or by properly executing a later-dated voting instruction card, or properly providing later telephone, fax or Internet instructions. Proxies executed by the Shareholder may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by attending the Special Meeting and voting in person, by telephone or by the Internet.

QUORUM AND ADJOURNMENTS

One third of the shares of Small Company Index Portfolio outstanding on the Record Date present in person or represented by proxy constitutes a quorum for the transaction of business by the Shareholder at the Special Meeting.

If a quorum is not established or the vote required to approve or reject the proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of voting instructions. The persons named as proxies will vote "for" such adjournment with respect to those voting instructions that have been voted "for" the proposal and will vote "against" any such adjournment those voting instructions that have been voted "against" proposal.

COST OF SOLICITATION

The cost of the Special Meeting, including the cost of solicitation of proxies and voting instructions from the Contractowners, will be borne by the Trust and allocated to the Small Company Index Portfolio. The total cost of the Special Meeting is not expected to exceed $75,000.

SHAREHOLDER PROPOSALS

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold shareholder meetings unless so required by applicable law, regulation, regulatory policy, or if otherwise deemed advisable by the Trust's management. Therefore it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a shareholder meeting.

                                   APPENDIX A
                                     FORM OF
                          INVESTMENT ADVISORY AGREEMENT

         AGREEMENT, dated as of [May 1, 2003], by and between The Equitable Life Assurance Society of the United States, a New York stock life insurance corporation (the "Manager"), and Alliance Capital Management L.P., a limited partnership organized under the laws of the State of Delaware ("Adviser").

         WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

         WHEREAS, the Manager has entered into an Amended and Restated Investment Management Agreement dated May 1, 2000 with EQ Advisors Trust ("Trust") an investment company registered under the Investment Company Act of 1940, as amended ("Investment Company Act");

         WHEREAS, the Trust's shareholders are and will be primarily separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the "policies") under which income, gains and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies; as well as other shareholders as permitted under Section 817(h) of the Internal Revenue Code of 1986, as amended ("Code"), and the rules and regulations thereunder with respect to the qualification of variable annuity contracts and variable life insurance policies as insurance contracts under the Code;

         WHEREAS, the EQ/Small Company Index Portfolio is a series of the Trust ("Portfolio");

         WHEREAS, the Adviser is registered as an investment adviser under the Advisers Act;

         WHEREAS, the Board of Trustees of the Trust and the Manager desire that the Manager retain the Adviser to render investment advisory and other services to the Portfolio in the manner and on the terms hereinafter set forth;

         WHEREAS, the Manager has the authority under the Investment Management Agreement with the Trust to select advisers for each Portfolio of the Trust; and

         WHEREAS, the Adviser is willing to furnish such services to the Manager and the Portfolio;

         NOW, THEREFORE, the Manager and the Adviser agree as follows:

1.       APPOINTMENT OF ADVISER

         The Manager hereby appoints the Adviser to act as an investment adviser for the Portfolio, subject to the supervision and oversight of the Manager and the Trustees of the Trust, and in accordance with the terms and conditions of this Agreement. The Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager except as expressly authorized in this Agreement or another writing by the Trust, the Manager and the Adviser.

2.       ACCEPTANCE OF APPOINTMENT

         The Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

         The assets of the Portfolio will be maintained in the custody of a custodian (who shall be identified by the Manager in writing). The Adviser will not have custody of any securities, cash or other assets of the Portfolio and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Adviser.

3.       SERVICES TO BE RENDERED BY THE ADVISER TO THE TRUST

         A. As investment adviser to the Portfolio, the Adviser will coordinate the investment and reinvestment of the assets of the Portfolio and determine the composition of the assets of the Portfolio, subject always to the supervision and control of the Manager and the Trustees of the Trust.

         B. As part of the services it will provide hereunder, the Adviser will:

                (i) obtain and evaluate, to the extent deemed necessary and advisable by the Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Portfolio or are under consideration for inclusion in the Portfolio;

                (ii) formulate and implement a continuous investment program for the Portfolio;

                (iii) take whatever steps are necessary to implement the investment program for the Portfolio by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the Portfolio;

                (iv) keep the Trustees of the Trust and the Manager fully informed in writing on an ongoing basis as agreed by the Manager and Adviser of all material facts concerning the investment and reinvestment of the assets in the Portfolio, the Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Manager or the Trustees of the Trust and the Adviser will attend meetings with the Manager and/or the Trustees, as reasonably requested, to discuss the foregoing;

                (v) in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Adviser for each security or other investment/asset in the Portfolio for which market prices are not readily available;

                (vi) provide any and all material composite performance information, records and supporting documentation about accounts the Adviser manages, if appropriate, which are relevant to the Portfolio and that have investment objectives, policies, and strategies substantially similar to those employed by the Adviser in managing the Portfolio that may be reasonably necessary, under applicable laws, to allow the Portfolio or its agent to present information concerning Adviser's prior performance in the Trust's Prospectus and SAI (as hereinafter defined) and any permissible reports and materials prepared by the Portfolio or its agent; and

                (vii ) cooperate with and provide reasonable assistance to the Manager, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and the Manager, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Manager, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

         C. In furnishing services hereunder, the Adviser shall be subject to, and shall perform in accordance with the following: (i) the Trust's Agreement and Declaration of Trust, as the same may be hereafter modified and/or amended from time to time ("Trust Declaration"); (ii) the By-Laws of the Trust, as the same may be hereafter modified and/or amended from time to time ("By-Laws"); (iii) the currently effective Prospectus and Statement of Additional Information of the Trust filed with the SEC and delivered to the Adviser, as the same may be hereafter modified, amended and/or supplemented ("Prospectus and SAI"); (iv) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio; (v) the Trust's Compliance Manual and other policies and procedures adopted from time to time by the Board of Trustees of the Trust; and (vi) the written instructions of the Manager. Prior to the commencement of the Adviser's services hereunder, the Manager shall provide the Adviser with current copies of the Trust Declaration, By-Laws, Prospectus, SAI, Compliance Manual and other relevant policies and procedures that are adopted by the Board of Trustees. The Manager undertakes to provide the Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

         D. The Adviser, at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement; and
(ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Adviser's duties under this Agreement.

         E. The Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Adviser is directed at all times to seek to execute transactions for the Portfolio (i) in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Manager from time to time and which have been provided to the Adviser or (ii) as described in the Trust's Prospectus and SAI. In placing any orders for the purchase or sale of investments for the Portfolio, in the name of the Portfolio or its nominees, the Adviser shall use its best efforts to obtain for the Portfolio "best execution", considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will portfolio securities be purchased from or sold to the Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio.

         F. Subject to the appropriate policies and procedures approved by the Board of Trustees, Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Exchange Act") cause the Portfolio to pay a broker or dealer that provides brokerage or research services to the Manager, the Adviser and the Portfolio an amount of commission for effecting a Portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Adviser's overall responsibilities to the Portfolio or its other advisory clients. To the extent authorized by Section 28(e) and the Trust's Board of Trustees, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking "best execution", the Manager or the Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers. Subject to seeking best execution, the Board of Trustees or the Manager may direct the Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to: (i) pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment; or (ii) recognize broker-dealers for the sale of Portfolio shares.

         G. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Adviser, the Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner which the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients over time. The Manager agrees that Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Portfolio. The Manager also acknowledges that Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Portfolio, and that Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon Adviser any obligation to purchase or to sell or to recommend for purchase or sale for the Portfolio any investment that Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Portfolio.

         H. The Adviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

         I. The Adviser will, unless and until otherwise directed by the Manager or the Board of Trustees, vote proxies with respect to the Portfolio's securities and exercise rights in corporate actions or otherwise in accordance with the Adviser's proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Manager.

4.       COMPENSATION OF ADVISER

         The Manager will pay the Adviser an advisory fee with respect to the Portfolio as specified in Appendix A to this Agreement. Payments shall be made to the Adviser on or about the fifth day of each month; however, this advisory fee will be calculated daily for the Portfolio based on the net assets of the Portfolio on each day and accrued on a daily basis.

5.       LIABILITY AND INDEMNIFICATION

         A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Adviser nor any of its officers, members or employees (its "Affiliates") shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Adviser or its Affiliates with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser or its Affiliates for, and the Adviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended ("1933 Act")) (collectively, "Manager Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees (as defined below) for use therein.

         B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Manager and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Manager that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust.

6.       REPRESENTATIONS OF MANAGER

         The Manager represents, warrants and agrees that:

         A. The Manager has been duly authorized by the Board of Trustees of the Trust to delegate to the Adviser the provision of investment services to the Portfolio as contemplated hereby.

         B. The Manager has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Adviser with a copy of such code of ethics.

         C. The Manager is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Manager by applicable law and regulations.

         D. The Manager (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best or its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify Adviser of the occurrence of any event that would disqualify Manager from serving as investment manager of an investment company pursuant to
Section 9(a) of the Investment Company Act or otherwise. The Manager will also promptly notify the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

7.       REPRESENTATIONS OF ADVISER

         The Adviser represents, warrants and agrees as follows:

         A. The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Manager of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Portfolio and the Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

         B. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Manager and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, Chief Operating Officer or a vice-president of the Adviser shall certify to the Manager that the Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Adviser's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Manager, the Adviser shall permit the Manager, its employees or its agents to examine the reports required to be made to the Adviser by Rule 17j-1(c)(1) and all other records relevant to the Adviser's code of ethics.

         C. The Adviser has provided the Trust and the Manager with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the Securities and Exchange Commission and promptly will furnish a copy of all amendments to the Trust and the Manager at least annually. Such amendments shall reflect all changes in the Adviser's organizational structure, professional staff or other significant developments affecting the Adviser, as required by the Advisers Act.

         D. The Adviser will notify the Trust and the Manager of any assignment of this Agreement or change of control of the Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Adviser, in each case prior to or promptly after, such change. The Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control.

         E. The Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

         F. The Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Trust, the Portfolio, the Manager or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Manager, except as required by rule, regulation or upon the request of a governmental authority. However, the Adviser may use the performance of the Portfolio in its composite performance.

         G. The Adviser agrees that it will notify the Manager of any changes on the membership of the general partners of the Adviser within a reasonable time after such change.

8.       NON-EXCLUSIVITY

         The services of the Adviser to the Manager, the Portfolio and the Trust are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

9.       SUPPLEMENTAL ARRANGEMENTS

         The Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Adviser hereunder, provided that no such person shall perform any services with respect to the Portfolio that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act. Any compensation payable to such persons shall be the sole responsibility of the Adviser, and neither the Manager nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

10.      REGULATION

         The Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

11.      RECORDS

         The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such other records shall promptly be returned to the Trust by the Adviser free from any claim or retention of rights therein, provided that the Adviser may retain any such records that are required by law or regulation. The Manager and the Adviser shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

12.      DURATION OF AGREEMENT

         This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio's outstanding securities. This Agreement shall continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

13.      TERMINATION OF AGREEMENT

         This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Portfolio, on sixty (60) days' written notice to the Manager and the Adviser, or by the Manager or Adviser on sixty (60) days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Manager and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

14.      USE OF ADVISER'S NAME

         The parties agree that the name of the Adviser, the names of any affiliates of the Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Adviser and its affiliates. The Manager and the Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

         Upon termination of this Agreement, the Manager and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Manager and the Trust agree that they will review with the Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Adviser may review the context in which it is referred to, it being agreed that the Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Investment Company Act or other applicable laws and regulations. If the Manager or the Trust makes any unauthorized use of the Adviser's names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

15.      AMENDMENTS TO THE AGREEMENT

         Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Portfolio affected by the amendment or all the Portfolios of the Trust.

16.      ASSIGNMENT

         Any assignment (as that term is defined in the Investment Company Act) of the Agreement made by the Adviser without the prior written consent of the Trust and the Manager shall result in the automatic termination of this Agreement, as provided in Section 13 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder. The Adviser agrees that it will notify the Trust and the Manager of any changes in its key employees within a reasonable time thereafter.

17.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties with respect to the Portfolio.

18.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

19.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

         For: The Equitable Life Assurance Society of the United States Patricia Louie, Vice President and Counsel
                1290 Avenue of the Americas, 8th Floor
                New York, New York  10104

         For:   EQ Advisors Trust
                Patricia Louie, Vice President and Secretary
                1290 Avenue of the Americas, 8th Floor
                New York, New York  10104

         For:   Alliance Capital Management L.P.
                Mark R. Manley, Senior Vice President,
                Assistant General Counsel and Assistant Secretary
                1345 Avenue of the Americas
                New York, New York  10105

20.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

21.      TRUST AND SHAREHOLDER LIABILITY

         The Manager and Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Agreement and Declaration of Trust of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Portfolio. The Manager and Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Portfolio, nor from the Trustees or any individual Trustee of the Trust.

22.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of New York, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

23.      INTERPRETATION

         Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment," and "affiliated persons," as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.



THE EQUITABLE LIFE ASSURANCE              ALLIANCE CAPITAL MANAGEMENT L.P.
SOCIETY OF THE UNITED STATES
                                          By:  ALLIANCE CAPITAL MANAGEMENT
                                          CORPORATION, its General Partner


By:                                       By:
    ---------------------------------        -----------------------------------
    Peter D. Noris                           Mark R. Manley
    Executive Vice President                 Assistant Secretary

                                   APPENDIX A
                                       TO
                          INVESTMENT ADVISORY AGREEMENT
                                      WITH
                        ALLIANCE CAPITAL MANAGEMENT L.P.



                     Portfolio                                      Advisory Fee
           EQ/Small Company Index Portfolio      0.05% of the Portfolio's average daily net assets

                                   APPENDIX B

                       INFORMATION ABOUT ALLIANCE CAPITAL

Alliance Capital Management L.P. ("Alliance Capital"), an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC") is the general partner. ACMC is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"). Equitable is a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"). As of December 31, 2002, Alliance Capital Management Holding, L.P. ("Alliance Holding") owned approximately 30.7% of the units of limited partnership interest in Alliance Capital ("Alliance Capital Units"). As of December 31, 2002, AXA Financial owned approximately 1.9% of the outstanding publicly traded units of Alliance Holding and approximately 54.7% of the outstanding Alliance Capital Units, which, including the general partnership interests in Alliance Capital and Alliance Holding, represent an approximate 55.7% economic interest in Alliance Capital. AXA Financial is a Delaware corporation and a wholly-owned subsidiary of AXA, a French insurance holding company.

Set forth below is information about the owners, principal executive officers and directors of Alliance Capital. Unless otherwise indicated, the business address of each principal executive officer or director is 1345 Avenue of the Americas, New York, New York 10105.


NAME AND ADDRESS                         POSITION WITH ALLIANCE CAPITAL         PRINCIPAL OCCUPATION
---------------------------------------- -------------------------------------- --------------------------------------
Alliance Capital Management Holding,     Limited Partner
L.P. ("Alliance Holding")
1345 Avenue of the Americas
New York, New York 10105

Alliance Capital Management              General Partner
Corporation ("ACMC")
1345 Avenue of the Americas
New York, New York 10105

ACMC, Inc.                               Limited Partner

The Equitable Life Assurance Society     Parent of ACMC
of the United States ("Equitable")
1290 Avenue of the Americas
New York, New York 10104

SCB Partners, Inc. ("SCBP")              Limited Partner

AXA Financial, Inc. ("AXA Financial")    Parent of Equitable
1290 Avenue of the Americas
New York, New York 10104

Dave Harrell Williams                    Chairman Emeritus of General
                                         Partner of Alliance Capital

Bruce W. Calvert                         Chairman, Chief Executive Officer
                                         and Director of General Partner of
                                         Alliance Capital

John D. Carifa                           President, Chief Operating Officer
                                         and Director of General Partner of
                                         Alliance Capital

Lewis A. Sanders                         Vice Chairman, Chief Investment
767 Fifth Avenue                         Officer and Director
New York, New York 10018

Alfred Harrison                          Vice Chairman and Director of
                                         General Partner of Alliance Capital

Roger Hertog                             Vice Chairman and Director of
                                         General Partner of Alliance Capital

Benjamin Duke Holloway                   Director of General Partner of         Financial Consultant
                                         Alliance Capital

Richard Dziadzio                         Director of General Partner of         Senior Vice President - Asset
                                         Alliance Capital                       Management Activities, AXA
                                                                                23 Avenue Matignon, Paris, France

Donald Hood Brydon                       Director of General Partner of         Chairman and Chief Executive Officer
                                         Alliance Capital                       AXA Investment Managers, S.A.
                                                                                23 Avenue Matignon, Paris, France

Henri De La Croix De Castries            Director of General Partner of         Chairman, Management Board, and
                                         Alliance Capital                       Chief Executive Officer, AXA
                                                                                23 Avenue Matignon, Paris, France

Denis Duverne                            Director of General Partner of         Executive Vice President, Financial
                                         Alliance Capital                       Control & Strategy, AXA
                                                                                23 Avenue Matignon, Paris, France

Peter Dana Noris                         Director of General Partner of         Executive Vice President & Chief
                                         Alliance Capital                       Investment Officer, AXA Financial, Inc.

Stanley Bernard Tulin                    Director of General Partner of         Vice Chairman & Chief Financial
                                         Alliance Capital                       Officer, AXA Financial, Inc.

Frank Savage                             Director of General Partner of         Chief Executive Officer,
                                         Alliance Capital                       Savage Holdings, LLC

William Edwin Charles Jarmain            Director of General Partner of         President, Jarmain Group, Inc.
                                         Alliance Capital                       121 King Street
                                                                                W. Toronto, Ontario

Peter Joseph Tobin                       Director of General Partner of         Dean, Tobin College of Business
                                         Alliance Capital                       Administration, St. John's University
                                                                                800 Utopia Parkway
                                                                                Jamaica, New York

Christopher Condron                      Director of General Partner            Director, President, Chief Executive
                                         of Alliance Capital                    Officer, AXA Financial, Inc.

                             VOTING INSTRUCTION CARD

Voting instructions executed by a Contractowner may be revoked at any time prior to the Shareholder's voting the shares represented thereby by the Contractowner providing the Shareholder with a properly executed written revocation of such voting instructions, or by the Contractowner providing the Shareholder with proper later-dated voting instructions by telephone or by the Internet. Proxies executed by the Shareholder may be revoked at any time before they are exercised by a written revocation received by the secretary of Equitable, by properly executing a later-dated proxy or by attending the Special Meeting and voting in person, by telephone or by the Internet.

This voting instruction card, when properly executed, will be voted in the matter directed herein by the undersigned.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING EQUITABLE HOW TO VOTE, EQUITABLE WILL VOTE THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD "FOR" THE PROPOSAL.

                                       ---


                                    PORTFOLIO
                                    ---------


                  Small Company Index Portfolio

                                    Class IA         [__________]

                                    Class IB         [__________]

                  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                  CONTRACTOWNERS INSTRUCT THE SHAREHOLDER TO VOTE "FOR" THE FOLLOWING PROPOSAL.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [X]


          To approve a new advisory agreement between Equitable and Alliance Capital with respect to Small Company Index Portfolio:

          FOR [   ]                  AGAINST [   ]             ABSTAIN [   ]

                             VOTING INSTRUCTION CARD

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

       SPECIAL MEETING OF SHAREHOLDERS OF EQ/SMALL COMPANY INDEX PORTFOLIO
                          TO BE HELD ON APRIL 29, 2003

The undersigned, the owner of one or more variable life insurance policies or variable annuity contracts or certificates ("Contracts") whose account value is invested in one or more series of EQ Advisors Trust ("Trust"), hereby instructs The Equitable Life Assurance Society of the United States ("Equitable" or the "Shareholder"), the owner of all shares of the Trust attributable to the Contracts and, therefore, the sole shareholder of the Trust, to vote as indicated on the reverse side on each of the specific proposals that will be considered at the special meeting of shareholders of the EQ/Small Company Index Portfolio of the Trust, or any adjournment thereof, as described in the Trust's proxy statement, and to vote, in adjournment thereof, as described in the Trust's proxy statement, and to vote, in its discretion, on such other matters as may properly come before such meeting.



THIS VOTING INSTRUCTION CARD IS SOLICITED BY EQUITABLE AS THE SOLE SHAREHOLDER OF THE TRUST. RECEIPT OF THE NOTICE OF SPECIAL MEETING, EQUITABLE'S INFORMATION STATEMENT AND THE TRUST'S PROXY STATEMENT ACCOMPANYING THIS VOTING INSTRUCTION CARD IS ACKNOWLEDGED BY THE UNDERSIGNED.



                                        VOTE VIA INTERNET: https://vote.proxy-
                                        direct.com
                                        VOTE VIA TELEPHONE: 1-866-241-6192
                                        VOTE VIA FAX: 1-888-796-9932

                                        ---------------------------------------
                                         CONTROL NUMBER: 999 9999 9999 999
                                        ---------------------------------------



NOTE: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally.
Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

-----------------------------------------------------------
Signature

-----------------------------------------------------------
Signature of joint owner, if any

-----------------------------------------------------------
Date                                           12436_AXA








           PLEASE MARK, SIGN AND DATE YOUR VOTING INSTRUCTION CARD AND
                 MAIL IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE